EXHIBIT 32.1


     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Donini, Inc. (the "Company") on Form 10-QSB for the three and nine months ended February 28, 2006 as filed with the Securities and Exchange Commission on the date therein specified (the "Report"), I, Peter Deros, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, except that the unaudited consolidated financial statements included in the report were not reviewed by independent public accountants as required by section 10-01(d) of Regulation S-X; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ PETER DEROS
-------------------------------------
Peter Deros
President and Chief Executive Officer

April 19, 2006





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